                                                                    EXHIBIT 24.1



                               POWER OF ATTORNEY

     I, the undersigned, appoint Amy M. Paul or, in her absence or inability to act, R. Leon Blackburn, or either of them, my attorney in fact for me and in my name, place and stead to execute for me on my behalf in my capacity as a Director of Advanced Fibre Communications, Inc., the Annual Report on Form 10-K of Advanced Fibre Communications, Inc. for the fiscal year ended December 31, 2002, to be filed with the Securities and Exchange Commission under the Securities Exchange Act of 1934, as amended, and any and all amendments thereto, hereby ratifying, approving and confirming all that any such attorney-in-fact may do by virtue of this Power of Attorney. IN WITNESS WHEREOF, I have executed this Power of Attorney as of March 18, 2003.



                                             /s/ Dan Rasdal
                                             -----------------------------------
                                             Dan Rasdal

                               POWER OF ATTORNEY

     I, the undersigned, appoint Amy M. Paul or, in her absence or inability to act, R. Leon Blackburn, or either of them, my attorney in fact for me and in my name, place and stead to execute for me on my behalf in my capacity as a Director of Advanced Fibre Communications, Inc., the Annual Report on Form 10-K of Advanced Fibre Communications, Inc. for the fiscal year ended December 31, 2002, to be filed with the Securities and Exchange Commission under the Securities Exchange Act of 1934, as amended, and any and all amendments thereto, hereby ratifying, approving and confirming all that any such attorney-in-fact may do by virtue of this Power of Attorney. IN WITNESS WHEREOF, I have executed this Power of Attorney as of March 18, 2003.



                                             /s/ Ruann F. Ernst
                                             -----------------------------------
                                             Ruann F. Ernst

                               POWER OF ATTORNEY

     I, the undersigned, appoint Amy M. Paul or, in her absence or inability to act, R. Leon Blackburn, or either of them, my attorney in fact for me and in my name, place and stead to execute for me on my behalf in my capacity as a Director of Advanced Fibre Communications, Inc., the Annual Report on Form 10-K of Advanced Fibre Communications, Inc. for the fiscal year ended December 31, 2002, to be filed with the Securities and Exchange Commission under the Securities Exchange Act of 1934, as amended, and any and all amendments thereto, hereby ratifying, approving and confirming all that any such attorney-in-fact may do by virtue of this Power of Attorney. IN WITNESS WHEREOF, I have executed this Power of Attorney as of March 18, 2003.



                                             /s/ Clifford H. Higgerson
                                             -----------------------------------
                                             Clifford H. Higgerson

                               POWER OF ATTORNEY

     I, the undersigned, appoint Amy M. Paul or, in her absence or inability to act, R. Leon Blackburn, or either of them, my attorney in fact for me and in my name, place and stead to execute for me on my behalf in my capacity as a Director of Advanced Fibre Communications, Inc., the Annual Report on Form 10-K of Advanced Fibre Communications, Inc. for the fiscal year ended December 31, 2002, to be filed with the Securities and Exchange Commission under the Securities Exchange Act of 1934, as amended, and any and all amendments thereto, hereby ratifying, approving and confirming all that any such attorney-in-fact may do by virtue of this Power of Attorney. IN WITNESS WHEREOF, I have executed this Power of Attorney as of March 18, 2003.



                                             /s/ William L. Keever
                                             -----------------------------------
                                             William L. Keever

                               POWER OF ATTORNEY

     I, the undersigned, appoint Amy M. Paul or, in her absence or inability to act, R. Leon Blackburn, or either of them, my attorney in fact for me and in my name, place and stead to execute for me on my behalf in my capacity as a Director of Advanced Fibre Communications, Inc., the Annual Report on Form 10-K of Advanced Fibre Communications, Inc. for the fiscal year ended December 31, 2002, to be filed with the Securities and Exchange Commission under the Securities Exchange Act of 1934, as amended, and any and all amendments thereto, hereby ratifying, approving and confirming all that any such attorney-in-fact may do by virtue of this Power of Attorney. IN WITNESS WHEREOF, I have executed this Power of Attorney as of March 18, 2003.



                                             /s/ Martin R. Klitten
                                             -----------------------------------
                                             Martin R. Klitten

                               POWER OF ATTORNEY

     I, the undersigned, appoint Amy M. Paul or, in her absence or inability to act, R. Leon Blackburn, or either of them, my attorney in fact for me and in my name, place and stead to execute for me on my behalf in my capacity as a Director of Advanced Fibre Communications, Inc., the Annual Report on Form 10-K of Advanced Fibre Communications, Inc. for the fiscal year ended December 31, 2002, to be filed with the Securities and Exchange Commission under the Securities Exchange Act of 1934, as amended, and any and all amendments thereto, hereby ratifying, approving and confirming all that any such attorney-in-fact may do by virtue of this Power of Attorney. IN WITNESS WHEREOF, I have executed this Power of Attorney as of March 18, 2003.



                                             /s/ Alex Sozonoff
                                             -----------------------------------
                                             Alex Sozonoff